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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2006



                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                        Commission File Number 000-20202


             MICHIGAN                                 38-1999511
   (State or other jurisdiction          (I.R.S. Employer Identification No.)
         of incorporation)


  25505 W. TWELVE MILE ROAD, SUITE 3000                  48034-8339
         SOUTHFIELD, MICHIGAN                            (Zip Code)
(Address of principal executive offices)



        Registrant's telephone number, including area code: 248-353-2700



                                ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/X/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On February 10, 2006, Credit Acceptance Corporation (the "Company") executed Amendment No. 5, dated February 10, 2006, to the Loan and Security Agreement dated as of September 30, 2003, among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Systems & Services Technologies, Inc., as amended (the "Warehouse Facility"). The amendment extends the maturity date of the Warehouse Facility from February 15, 2006 until February 9, 2007 and makes various other changes to adjust the determination of asset values and otherwise conform the terminology used in the Warehouse Facility to the Company's current method of accounting to keep the parties' rights constant. In addition, the amendment extends the date on which a refinancing of amounts due under the Warehouse Facility must occur and otherwise modifies the related provision so that a refinancing of a portion of amounts outstanding under the Warehouse Facility will be required within 90 days of February 10, 2006 and within 360 days of the most recent refinancing occurring after February 10, 2006. The amendment is attached as Exhibit 4(f)(66) to this Form 8-K and incorporated herein by reference.


(b) On February 7, 2006, the Company executed the Fourth Amended and Restated Credit Agreement (the "Revised Credit Agreement"), between the Company, the Lenders which are parties thereto from time to time (each a "Bank" and collectively, the "Banks"), Comerica Bank as Administrative Agent for the Banks, and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager . The Revised Credit Agreement extends the maturity date from June 9, 2006 to June 20, 2008 and makes various other changes to conform the terminology used in the Revised Credit Agreement to the Company's current business and method of accounting. In addition, the Revised Credit Agreement increased the Borrowing Base rates from 65% of the Company's dealer loans receivable and purchased contract balances to 75% of such balances. The Revised Credit Agreement also eased the minimum tangible net worth and maximum debt to net worth ratio requirements and eased the restriction on the Company's ability to repurchase shares of its common stock. The Revised Credit Agreement is attached as Exhibit 4(f)(67) to this Form 8-K and incorporated herein by reference.



(c) In connection with the execution of the Revised Credit Agreement, the Company also executed the Third Amended and Restated Security Agreement, dated February 7, 2006, between the Company, certain subsidiaries of the Company and Comerica Bank, as agent for the Banks (the "Revised Security Agreement"). The Revised Security Agreement makes various changes to conform the terminology used in the Revised Security Agreement to the Revised Credit Agreement but does not contain any material changes to the security granted by the Company and its subsidiaries. The Revised Security Agreement is attached as Exhibit 4(f)(68) to this Form 8-K and incorporated herein by reference.



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ITEM 8.01. OTHER EVENTS.

On February 10, 2006, the Company issued a press release announcing the execution of an amendment to its Warehouse Facility, the Revised Credit Agreement, the commencement of a modified dutch auction tender offer to purchase up to 5,000,000 shares of its outstanding common stock, and the submission of its application to list shares on the Nasdaq National Market. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits.

      4(f)(66) Amendment No. 5, dated February 10, 2006, to Warehouse
               Facility dated as of September 30, 2003 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Systems & Services Technologies, Inc., as amended, and agreements related thereto.

      4(f)(67) The Fourth Amended and Restated Credit Agreement, dated
               February 7, 2006, between the Company, the Lenders which are parties thereto from time to time, Comerica Bank as Administrative Agent for the Banks, and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager.

      4(f)(68) Third Amended and Restated Security Agreement, dated February 7,
               2006, between the Company, certain subsidiaries of the Company and Comerica Bank, as agent for the Banks.

      99.1     Press Release dated February 10, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CREDIT ACCEPTANCE CORPORATION
                                (Registrant)

                                By: /s/  Douglas W. Busk
                                ------------------------------
                                Douglas W. Busk
                                Treasurer
                                February 10, 2006


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                                  EXHIBIT INDEX

         No.                    Description

      4(f)(66) Amendment No. 5, dated February 10, 2006, to Warehouse
               Facility dated as of September 30, 2003 among the Company, CAC Warehouse Funding Corporation II, Wachovia Bank, National Association, Variable Funding Capital Corporation, Wachovia Capital Markets, LLC, and Systems & Services Technologies, Inc., as amended, and agreements related thereto.

      4(f)(67) The Fourth Amended and Restated Credit Agreement, dated
               February 7, 2006, between the Company, the Lenders which are parties thereto from time to time, Comerica Bank as Administrative Agent for the Banks, and Banc of America Securities LLC as Sole Lead Arranger and Sole Book Manager.

      4(f)(68) Third Amended and Restated Security Agreement, dated February 7,
               2006, between the Company, certain subsidiaries of the Company and Comerica Bank, as agent for the Banks.

      99.1     Press Release dated February 10, 2006